CCG

INVESTOR RELATIONS • STRATEGIC COMMUNICATIONS

RECEIVED
APR 25 2013
BY: ....

April 22, 2013

Mark White
Chief Executive Officer
One Horizon Group, Inc.
Fleming Court, Leigh Road
Southhampton, SO50 90D
United Kingdom

RE: LETTER OF ENGAGEMENT
Commencement of Investor Relations

Dear Mr. White,

We are delighted to commence a program of investor relations activities on behalf of One Horizon Group, Inc. (the "Company") under a new arrangement proposed herein. By separate cover and documentation we have submitted a strategic plan entitled, "One Horizon Group, Inc. Investor Relations Strategic Plan," (the "Strategic Plan") detailing our intended activities. The objective of the plan is to assist the company in the execution of its investor relations strategy.

The purpose of this letter (the "Agreement") is to document the terms under which CCG Investor Relations ("CCG") will provide services to One Horizon Group, Inc..

We propose that the official commencement date of our activities under this arrangement be April 15, 2013 subject to the signed acceptance of this Agreement by One Horizon Group, Inc. and our receipt of the agreed funds within three (3) days from the date of execution.

In this relationship, CCG agrees to comply fully with all securities regulations, industry guidelines and applicable laws. Additionally, CCG shall maintain the confidentiality of all Information (defined below) provided by One Horizon Group, Inc. but not approved by the Company for public release.

One Horizon Group, Inc. will disclose to CCG documents and information reasonably necessary for the performance of CCG's duties hereunder ("Information") and CCG undertakes from the start date of this agreement and for a continuous period of no less than twelve (12) months after the termination of this and all subsequent agreements ("the Confidentiality Period"):

(i) to treat the Information as strictly confidential; and

LOS ANGELES
10960 Wilshire Blvd, Suite 2050
Los Angeles, CA 90024
Main: (310) 477-9800
E-mail: info@ccgir.com

TEL AVIV
Triangle Building
3 Azrieli Center
Tel Aviv, Israel
Direct: (972) 54-551-3521
E-mail: crocker.coulson@ccgir.com

NEW YORK
330 Madison Avenue, Suite 910
New York, NY 10017
Direct: (646) 213-1915
E-mail: crocker.coulson@ccgir.com

FRANKFURT
Gutleutstrasse 75
D-60329
Frankfurt, Main Germany
Direct: (49) 0-69-959085-10
E-mail: crocker.coulson@ccgir.com

BEIJING
Room 652, W/Tower, 1 West Prosper Ctr
No. 5 Guanghua Road
Chaoyang District,
Beijing, PR China 100020
Direct: (86) 10-8573-1012
E-mail: john.harmon@ccgir.com

www.ccgir.com
www.ccgirasia.com

(ii) not to disclose the Information to any third party; and

(iii) to use the Information only in relation to the Services to be provided to One Horizon Group, Inc. pursuant to this Agreement; and

(iv) to use at least the same degree of care to avoid disclosure or use of the Information as CCG employs with respect to its own proprietary information of like importance.

The obligations above shall not apply to the Information or to any part of the Information:

(i) which at the time of disclosure is already in the public domain or which after disclosure becomes lawfully part of the public domain; and/or

(ii) which CCG can show was legally in its possession at the time of the disclosure by One Horizon Group, Inc.; and/or

(iii) that was obtained from or through a third party which was in possession of the Information lawfully and not in consequence of any breach of confidentiality owed by such third party to One Horizon Group, Inc.; and/or

(iv) which is required to be disclosed pursuant to any applicable law, decree, regulation, rule or order of any competent authority and jurisdiction.

All Information delivered by the Company to CCG pursuant to this Agreement and/or any copy made by CCG shall be promptly returned by CCG to One Horizon Group, Inc. upon request and, at the latest, at the expiration of this Agreement.

One Horizon Group, Inc. agrees to indemnify and hold harmless CCG, including its affiliates, shareholders, officers, directors and employees (the "Indemnitees"), from and against any and all losses, claims, damages, expenses and/or liabilities ("Claims") which CCG may incur based upon information, representations, reports or data furnished by One Horizon Group, Inc. with respect to itself, and which are approved by the Company for use by CCG. Such indemnification shall include, but not be limited to, expenses (including all attorney's fees), judgments, and amounts paid in settlement actually and reasonably incurred by CCG in connection with an action, suit or proceeding brought against CCG and/or any or all of its Indemnitees. One Horizon Group, Inc. shall have sole control of the defense against any such Claims and all negotiations for the settlement or compromise thereof. None of the Indemnitees herein shall settle any Claims without the prior written consent of

One Horizon Group, Inc.. Each Indemnitee shall give prompt written notice to One Horizon Group, Inc. of any such Claims and fully cooperate with the Company with respect to all matters relating to this agreement. If any action is brought to enforce the terms of this Agreement, the prevailing party shall be entitled to its costs and reasonable attorney's fees.

The term of this Agreement shall be for a period of twelve (12) months commencing on April 15, 2013 and continuing through April 14, 2014 (the "Primary Term"). Following the Primary Term this Agreement will continue on a month-to-month basis but may be terminated by either party by providing thirty (30) days advanced written notice. Notice shall be given by express mail, Federal Express, DHL or similar airborne/overnight delivery service (so long as confirmation of delivery is provided), or by electronic mail acknowledged by both parties. Notices delivered by overnight delivery service shall be deemed delivered on the third business day following consignment to such delivery service.

In performing the foregoing services, the CCG Investor Relations team will be led by Crocker Coulson, President, for so long as he remains an employee of CCG Investor Relations; it being understood that other CCG Investor Relations employees will also be involved in providing such services. In consideration for such services CCG shall receive a retainer of $10,000.00 per month. The monthly retainer includes the shared expense rate of $300 per month towards shared client costs, and is payable upon invoice at the beginning of the month and each month thereafter during the term of this agreement. In addition CCG will be reimbursed for any approved out-of-pocket expense. The monthly retainer is based on a $200 per hour blended billing rate. Shared client costs represent costs associated to investor and media databases, conference call and phone fees to support the Company's Investor Relations Program. Out-of-pocket expenses incurred while engaging in investor relations activities on behalf of One Horizon Group, Inc. shall be itemized and invoiced at the beginning of each month hereafter and are due within ten (10) days of receipt by One Horizon Group, Inc.. Commitments made to vendors and others for the purchase of goods and services related to our carrying out the subject activities in excess of $250 will first be submitted for approval to One Horizon Group, Inc. and, once approved, billed directly.

From time-to-time One Horizon Group, Inc. may request services from CCG that are outside the scope of the Strategic Plan (the "Additional Services"). CCG will invoice One Horizon Group, Inc. separately for the Additional Services plus any out-of-pocket expense associated with the Additional Services. Unless otherwise agreed to in writing by CCG and One Horizon Group, Inc., the fee for the Additional Services shall be computed by multiplying the hourly rate of the CCG employee(s) providing the Additional Services by the number of hours (or portion of an hour) worked. Payment for the Additional Services will be due within ten (10) days of receipt of the invoice by One Horizon

LOS ANGELES
10960 Wilshire Blvd, Suite 1050
Los Angeles, CA 90024
Main: (310) 477-9800
E-mail: info@ccgir.com

TEL AVIV
Triangle Building
3 Azrieli Center
Tel Aviv, Israel
Direct: (972) 54-552-5521
E-mail: crocker.coulson@ccgir.com

NEW YORK
330 Madison Avenue, Suite 910
New York, NY 10017
Direct: (646) 213-1915
E-mail: crocker.coulson@ccgir.com

FRANKFURT
Gutleutstrasse 75
D-60329
Frankfurt, Main Germany
Direct: (49) 0-69-959083-10
E-mail: crocker.coulson@ccgir.com

BEIJING
Room 652, 6F/Tower, 2 West Prosper Ctr
No. 5 Guanghua Road
Chaoyang District,
Beijing, PR China 100020
Direct: (86) 10-8573-1012
E-mail: john.harmon@ccgir.com

www.ccgir.com
www.ccgirasia.com

Group, Inc.. No Additional Services shall be delivered and no additional fees for Additional Services shall be invoiced without the prior written approval of One Horizon Group, Inc.. CCG discloses that in some cases we receive referral fees from certain preferred service providers.

As a condition of this Agreement and in recognition of the fact that CCG's employees are an essential part of CCG's continued operation and success, One Horizon Group, Inc. agrees that, if at any time One Horizon Group, Inc. desires to employ or offer employment to any current or former employee of CCG who provided services to One Horizon Group, Inc. on behalf of CCG, it may do so only in accordance to the following terms. CCG and One Horizon Group, Inc. will enter into a written agreement pursuant to which One Horizon Group, Inc. will agree to pay a reasonable buy-out fee which One Horizon Group, Inc. acknowledges shall amount to a minimum of 200% of the subject employee's annual salary. Failure to follow this procedure will constitute a breach of this Agreement. This provision shall remain in effect for one year after the subject employee last performs any services for One Horizon Group, Inc. on behalf of CCG.

Should the terms outlined herein meet with your approval, please sign and date this Agreement below. Upon execution, please retain a copy for your records, and overnight send an original "wet" signature copy of this agreement to CCG Investor Relations, 10960 Wilshire Blvd., Los Angeles, CA 90024, as well as wire the amount of $10,000.00 as the first month's retainer.

Also, we would appreciate receiving a faxed or emailed copy of this Agreement so that we have official notification of the engagement as well as authority to proceed on your behalf with the One Horizon Group, Inc. Investor Relations Program.

On behalf of the partners and entire staff at CCG, we wish to thank you for your confidence in us and for retaining our firm. The account team looks forward to working with you now and in the future toward mutually beneficial goals.

This Agreement is entered into this date in Los Angeles, California and shall be governed by the laws of California. The parties agree that the exclusive forum for the resolution of legal disputes, regardless of the amount in dispute and regardless of the form of relief requested, shall be in the courts of the State of California, County of Los Angeles.

(SIGNATURE PAGE FOLLOWS)

Accepted for:
CCG Investor Relations

Crocker Coulson, President

April 11, 2013
Date

Accepted for:
One Horizon Group, Inc.

Mark White
Chief Executive Officer

11-04-2015
Date

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

COMMON STOCK PURCHASE WARRANT

OF

One Horizon Group, Inc.

May 1, 2013

THIS WARRANT CERTIFIES THAT, for value received, CCG Investor Relations Partners LLC ("Holder") is entitled to purchase up to 37,526,065 fully-paid and non-assessable shares of the Common Stock, par value $0.001 per share (the "Shares") of One Horizon Group, Inc. (the "Company") at a price of $0.012 per Share, subject to adjustment pursuant to Article II hereof (the "Exercise Price"), subject to the provisions and upon the terms and conditions of set forth herein. The warrants will vest as follows:

Shares	Exercise Price	Vesting date
7,505,213	$0.012	7,505,213 as of the date of this agreement
7,505,213	$0.012	7,505,213 on July 15, 2013
7,505,213	$0.012	7,505,213 on October 15, 2013
7,505,213	$0.012	7,505,213 on January 15, 2014
7,505,213	$0.012	7,505,213 on April 14, 2014

The warrants are subject to the following performance metrics: (1) CCG arranges meetings with at least 40 funds during the 12 month period ending April 14, 2014 and (2) at least one sell-side research analyst initiates coverage on the stock by April 14, 2014.

ARTICLE I

TERM AND EXERCISE

1.1 Term: Notice of Expiration. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before 5:00 p.m. Pacific time on the 5th anniversary of the date of this Warrant ("Expiration Date"). The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, sufficient shares of Common Stock from time to time issuable on the exercise of the Warrant. The Company shall give Holder written notice of Holder's

right to exercise this Warrant in the form attached as Appendix A at least 30 days before the Expiration Date. If the notice is not so given, the Expiration Date shall automatically be extended until 30 days after the date the Company delivers the notice to Holder.

1.2 Method of Exercise. Holder may exercise this Warrant, in whole or in part, by delivering this Warrant and a duly executed Notice of Exercise in substantially the form attached as Appendix B to the principal office of the Company. Unless Holder elects to exercise this Warrant in accordance with the cashless exercise provisions described in Article III below, Holder shall also deliver to the Company good funds for the aggregate Exercise Price for the Shares being purchased.

1.3 Delivery of Certificate and New Warrant. Within 7 days after Holder exercises this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

1.4 Lost or Destroyed Warrant. Upon receipt of an affidavit signed by the Holder and reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of the mutilated Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

1.5 Sale, Merger, or Consolidation of the Company.

1.5.1 Acquisition. For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the Company is not the surviving corporation and the securities issued with respect to the Company's securities outstanding immediately before the transaction represent less than 50% of the beneficial ownership of the new entity immediately after the transaction.

1.5.2 Assumption of Warrant. If, upon the closing of any Acquisition, the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Exercise Price shall be adjusted accordingly. The Company shall use reasonable efforts to cause the surviving corporation to assume the obligations of this Warrant.

1.5.3 Non-Assumption. If upon the closing of any Acquisition, the successor entity does not assume the obligations of this Warrant and Holder has not otherwise exercised this Warrant in full, then the unexercised portion of this Warrant shall be converted into a number of Shares which shall be determined by dividing (a) the aggregate fair market value of the Shares issuable upon exercise of this Warrant minus the aggregate Exercise Price of such Shares by (b) the fair market value of one Share. For purposes of this determination, the "fair market value" of one Share shall be equal to any consideration attributable to one share of Common Stock that would have been received by Holder in consideration of the Shares had Holder exercised the unexercised portion of this Warrant immediately before the record date for

determining the shareholders entitled to participate in the Acquisition The board of directors of the Company shall then reasonably and in good faith calculate the pro rata amount of cash, property, and securities that Holder would be entitled to receive if Holder had exercised the unexercised portion of this Warrant in full for cash immediately before the record date for determining the shareholders entitled to participate in the Acquisition (the "Gross Proceeds"). The Company shall then distribute to Holder an amount of such cash, property, and securities, in the same proportion as distributed to the other shareholders of the Company, equal in value to the Gross Proceeds less the aggregate Exercise Price of the unexercised portion of this Warrant, but not less than zero.

1.6 Purchase Right. Notwithstanding the foregoing, at the election of Holder, the Company shall purchase the unexercised portion of this Warrant for cash upon the closing of any Acquisition for an amount equal to (a) the fair market value of any consideration that would have been received by Holder in consideration of the Shares had Holder exercised the unexercised portion of this Warrant immediately before the record date for determining the shareholders entitled to participate in the proceeds of the Acquisition, less (b) the aggregate Exercise Price of the Shares, but in no event less than zero.

ARTICLE II

ADJUSTMENTS TO THE SHARES

2.1 Adjustment of Shares.. Subject to Section 1.6 (which will also apply to this Article II), in the event that the number of the Company's outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then the Exercise Price and number of Shares subject to this Warrant will be proportionately adjusted, subject to any required action by the board of directors or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to an amount computed by multiplying the fractional interest by the fair market value of a full Share or will be rounded up to the nearest whole Share, as determined by the Company. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article II. For purposes of this Article II and Article III below, the term "fair market value" means the value of a share of the Company's Common Stock determined as follows: (i) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading; (ii) if such Common Stock is quoted on NASDAQ, its closing price on NASDAQ on the date of determination; (iii) if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange or on NASDAQ, the average of the closing bid and asked prices on the date of determination; (iv) the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act if the Warrant is effective date of such registration statement; or (v) if none of the foregoing is applicable, by the Company in good faith.

2.2 No Impairment. The Company shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Article II and in taking all such action as may be necessary or appropriate to protect Holder's right under this Article II against impairment. If the Company takes any action affecting the Shares or its Common Stock other than as described above that adversely affects Holder's rights under this Warrant, the Exercise Price shall be adjusted downward and the number of Shares Issuable upon exercise of this Warrant shall be adjusted upward, and if necessary the class of securities Issuable upon exercise of this Warrant shall be adjusted, in such a manner that the aggregate Exercise Price of this Warrant is unchanged and the aggregate number of shares ultimately Issuable upon exercise of this Warrant and conversion of the Shares is unchanged.

ARTICLE III

CASHLESS EXERCISE

3.1. Method of Exercise. In addition to and without limiting the right of Holder under paragraph 1.2, at Holder's option, this Warrant may be exercised by being exchanged in whole or from time to time in part at any time on or prior to the Expiration Date, for a number of shares of Common Stock having an aggregate fair market value on the date of such exercise equal to the difference between (x) the fair market value of the number of shares of Common Stock subject to this Warrant designated by the Holder on the date of the exercise (the "Designated Number of Shares") and (y) the aggregate Exercise Price for such shares in effect at such time.

Upon any such exercise, the number of shares of Common Stock purchasable upon exercise of this Warrant shall be reduced by the Designated Number of Shares and, if a balance of purchasable shares of Common Stock remains after such exercise, the Company shall execute and deliver to Holder (or its designee) a new Warrant for such balance of shares. No payment of any cash or other consideration to the Company shall be required from Holder (or its designee) in connection with any exercise of this Warrant by exchange pursuant to this Article III. Such exchange shall be effective upon the date of receipt by the Company of the Warrant surrendered for cancellation and a written request from Holder that the exchange pursuant to this section be made, or at such later date as may be specified in such request. No fractional shares arising out of the above formula for determining the number of shares issuable in such exchange shall be issued, and the Company shall in lieu thereof make payment to the Holder of cash in the amount of such fraction multiplied by the fair market value of a share of Common Stock on the date of the exchange.

3.2 Availability of Rule 144. So long as no cash is paid in connection with the cashless exercise of this Warrant, the holding period for the shares issued in connection with such cashless exercise, for the purposes of Rule 144 of the Securities Act of 1933, shall relate back to the date of this Warrant.

ARTICLE IV

MISCELLANEOUS

4.1 Legends. This Warrant and the Shares shall be imprinted with a legend in substantially the following form:

> "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

4.2 Compliance with Securities Laws on Transfer. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, as contemplated by section 4.3 below, the

transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws and (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company. The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder.

4.3 Transfer Procedure. Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address, and taxpayer identification number of the transferee and surrendering this Warrant to the Company for re-issuance to the transferee(s) (and Holder if applicable).

4.4 Notices. Any notice required to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered by hand or confirmed facsimile, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered by hand or confirmed facsimile, in each case addressed as follows:

(i) if to the Company:

One Horizon Group, Inc.
Fleming Court, Leigh Road
Southhampton, SO50 90D
United Kingdom
Attention: Mr. Mark White, CEO
Cell: +44 7973 802488

(ii) if to the Holder:

CCG Investor Relations Partners, LLC
10960 Wilshire Blvd., Suite 2050
Los Angeles, CA 90024
Attention: William F. Coffin, CEO
Fax: 1-310-437-8697

4.5 Amendments. This Warrant may be amended only in writing, signed by the party against whom enforcement is sought.

4.6 Governing Law. This Warrant and all rights and obligation hereunder shall be governed by the laws of the State of California.

APPENDIX A

NOTICE THAT WARRANT IS ABOUT TO EXPIRE

CCG Investor Relations Partners, LLC
10960 Wilshire Blvd., Suite 2050
Los Angeles, CA 90024

Dear Mr. Coffin:

This is to advise you that the Warrant issued to you described below will expire on May 1, 2018.

Issuer: One Horizon Group, Inc.

Issue Date: May 1, 2013: 37,526,065 Shares

Class of Security Issuable: Common Stock

Number of Shares, Exercise Price and Vesting Schedule:

Shares	Exercise Price	Vesting date
7,505,213	$0.012	7,505,213 as of the date of this agreement
7,505,213	$0.012	7,505,213 on July 15, 2013
7,505,213	$0.012	7,505,213 on October 15, 2013
7,505,213	$0.012	7,505,213 on January 15, 2014
7,505,213	$0.012	7,505,213 on April 14, 2014

The warrants are subject to the following performance metrics: (1) CCG arranges meetings with at least 40 funds during the 12 month period ending April 14, 2014 and (2) at least one sell-side research analyst initiates coverage on the stock by April 14, 2014.

Procedure for Exercise:

Please contact the undersigned with any questions you may have concerning exercise of the Warrant. This is your only notice of pending expiration.

By: ______________________
Mr. Mark White, CEO

Accepted for:
CCG Investor Relations

[signature]

Crocker Coulson, President

May 1, 2013
Date

Accepted for:
One Horizon Group, Inc.

[signature]

Mark White
Chief Executive Officer

Date

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first above written.

One Horizon Group, Inc.

By ______________________________ ______________________________

Mr. Mark White, CEO Date

Accepted by:

______________________________ ______________________________

William F. Coffin, Managing Partner Date
CCG Investor Relations Partners LLC

APPENDIX B

NOTICE OF EXERCISE

Mr. Mark White, CEO
One Horizon Group, Inc.
Fleming Court, Leigh Road
Southhampton, SO50 90D
United Kingdom

To Whom It May Concern:

The undersigned hereby irrevocably exercises its right to purchase 37,526,065 shares (the "Shares") of the Common Stock of One Horizon Group, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Shares in full. ***OR***

The undersigned hereby elects to convert the attached Warrant into Shares/cash in the manner specified in the Warrant. This conversion is exercised with respect to 37,526,065 of Shares covered by the Warrant.

Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

The undersigned agrees not to sell, pledge or otherwise transfer any of the Shares obtained upon of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or applicable state securities laws.

____
William F. Coffin, Managing Partner
CCG Investor Relations Partners LLC

____
(Date)

CCG

INVESTOR RELATIONS • STRATEGIC COMMUNICATIONS

May 1, 2013

Mark White
Chief Executive Officer
One Horizon Group, Inc.
Fleming Court, Leigh Road
Southhampton, SO50 90D
United Kingdom

RE: LETTER OF ENGAGEMENT
Amendment to incorporate performance incentive

Dear Mr. White,

This letter serves to confirm our communication regarding revising the monthly retainer fee received by CCG Investor Relations (CCG) from One Horizon Group, Inc. (the "Company").

The new arrangement will commence on April 15, 2013 and continuing through April 14, 2014 (or "Primary Term").

The monthly retainer shall be $10,000.00 per month, upon invoice at the beginning of the month and each month thereafter during the term of the revised agreement, plus approved out-of-pocket expenses. Following the primary term ending April 14, 2014 this agreement may be terminated by either party by providing thirty (30) days written notice to the other and delivering it by registered mail, or express mail delivery by a major carrier.

As an incentive to the achievement of the highest sustainable value for the Company's securities, One Horizon Group, Inc. shall sign and issue to CCG Investor Relations Partners LLC, no later May 9, 2013 a warrant to purchase 37,526,065 of the Company's restricted common stock at a price of $0.012 per share, vesting quarterly (see vesting schedule below) and subject to the following performance metrics: (1) CCG arranges meetings with at least 40 funds during the Primary Term and (2) at least one sell-side research analyst initiates coverage on the stock by the end Primary Term. The warrant shall have a term of five (5) years and include a "Cashless Exercise Provision."

LOS ANGELES
10960 Wilshire Blvd, Suite 2050
Los Angeles, CA 90024
Main: (310) 477-9800
E-mail: info@ccgir.com

TEL AVIV
Triangle Building
3 Azrieli Center
Tel Aviv, Israel
Direct: (972) 54-552-3521
E-mail: crocker.coulson@ccgir.com

NEW YORK
330 Madison Avenue, Suite 910
New York, NY 10017
Direct: (646) 213-1915
E-mail: crocker.coulson@ccgir.com

FRANKFURT
Gutleutstrasse 75
D-60329
Frankfurt, Main Germany
Direct: (49) 0-69-959003-10
E-mail: crocker.coulson@ccgir.com

BEIJING
Room 652, 6F/Tower, 2 West Prosper Ctr
No. 5 Guanghua Road
Chaoyang District,
Beijing, PR China 100020
Direct: (86) 10-8573-1012
E-mail: john.harmon@ccgir.com

www.ccgir.com
www.ccgirasia.com

Vesting Schedule:

Shares	Exercise Price	Vesting date
7,505,213	$0.012	7,505,213 as of the date of this agreement
7,505,213	$0.012	7,505,213 on July 15, 2013
7,505,213	$0.012	7,505,213 on October 15, 2013
7,505,213	$0.012	7,505,213 on January 15, 2014
7,505,213	$0.012	7,505,213 on April 14, 2014

This agreement shall supersede only the retainer fee and Primary Term in the original Letter of Engagement dated April 15, 2013. All other terms and conditions of the original LOE shall remain binding and enforceable.

Should the terms of this revised agreement meet with your approval, please sign and enter the date as provided below. Upon execution, retain an original copy of the agreement for your records, and we would appreciate receiving a faxed or emailed copy so that we have official notification of the engagement as well as authority to proceed on your behalf with the One Horizon Group, Inc. amended Investor Relations Program.

Finally, please express ship an original "wet" signature copy of this agreement to CCG Investor Relations, 10960 Wilshire Blvd., Los Angeles, CA 90024.

On behalf of the partners and entire staff at CCG, we wish to thank you for your continued confidence in our firm. The account team looks forward to continuing to work with you now and in the future toward mutually beneficial goals.

This Agreement is entered into this date in Los Angeles, California and shall be governed by the laws of California. The parties agree that the exclusive forum for the resolution of legal disputes, regardless of the amount in dispute and regardless of the form of relief requested, shall be in the courts of the State of California, County of Los Angeles.

(SIGNATURES ON FOLLOWING PAGE)

LOS ANGELES
10960 Wilshire Blvd, Suite 2050
Los Angeles, CA 90024
Main: (310) 477-9800
E-mail: info@ccgir.com

NEW YORK
330 Madison Avenue, Suite 910
New York, NY 10017
Direct: (646) 213-1915
E-mail: crocker.coulson@ccgir.com

BEIJING
Room 652, 6F/Tower, 2 West Prosper Ctr
No. 5 Guanghua Road
Chaoyang District,
Beijing, PR China 100020
Direct: (86) 10-8573-1012
E-mail: john.harmon@ccgir.com

TEL AVIV
Triangle Building
3 Azrieli Center
Tel Aviv, Israel
Direct: (972) 54-552-3521
E-mail: crocker.coulson@ccgir.com

FRANKFURT
Gutleutstrasse 75
D-60329
Frankfurt, Main Germany
Direct: (49) 0-69-959083-10
E-mail: crocker.coulson@ccgir.com

www.ccgir.com
www.ccgirasia.com